EXHIBIT 99.7

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS

CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

                                                                    CFO
---------------------------------------                    --------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                            TITLE

Drew Keith                                                        8/21/00
---------------------------------------                    --------------------
PRINTED NAME OF RESPONSIBLE PARTY                                  DATE

PREPARER:

                                                           Corporate Controller
---------------------------------------                    --------------------
ORIGINAL SIGNATURE OF PREPARER                                    TITLE

Jessica L. Wilson                                                 8/21/00
---------------------------------------                    --------------------
PRINTED NAME OF PREPARER                                           DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-1

CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96

----------------------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------
                                                                MONTH              MONTH              MONTH
                                            SCHEDULE      --------------------------------------------------------
ASSETS                                       AMOUNT           July 2000
------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                           $3,646             $6,863                 $0
------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                    $0                 $0
------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                  $3,646             $6,863                 $0                $0
------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                  $76,002            $17,842                 $0
------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                          $0                 $0
------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                   $0                 $0
------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                   $0                 $0
------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                       $375,137           $549,783                 $0
------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                      $454,785           $574,488                 $0                $0
------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT               $120,412           $162,895                 $0
------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                                      $54,342                 $0
------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                 $120,412           $108,553                 $0                $0
------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                  $0                 $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)              $2,892,844         $2,807,971                 $0
------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                                $0                 $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                            $3,468,041         $3,491,012                 $0                $0
------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                               $1,374                 $0
------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                    $987                 $0
------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                      $0                 $0
------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                  $0                 $0
------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                       $0                 $0
------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                $0                 $0
------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                    $2,361                 $0                $0
------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                                       $0                 $0
------------------------------------------------------------------------------------------------------------------

25.    PRIORITY DEBT                              $73,455                 $0                 $0
------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                             $68,502            $62,673                 $0
------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                        $1,231,717                 $0
------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES             $141,957         $1,294,390                 $0                $0
------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                         $141,957         $1,296,751                 $0                $0
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                 $2,194,261                 $0
------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                   $0                 $0
------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH  EXPLANATION)
------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0         $2,194,261                 $0                $0
------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                            $141,957         $3,491,012                 $0                $0
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-2

CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96

-----------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------
                                             MONTH          MONTH           MONTH         QUARTER
                                         ----------------------------------------------
REVENUES                                   July 2000                                       TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                             $9,125                                        $9,125
------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                      $0             $0                             $0
------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                $9,125             $0              $0         $9,125
------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                       $0             $0                             $0
------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                   $0             $0                             $0
------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                $0             $0                             $0
------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                       $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                               $9,125             $0              $0         $9,125
------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION            $12,500             $0                        $12,500
------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                 ($77,736)            $0                       ($77,736)
------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                              $11,567             $0                        $11,567
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                 ($53,669)            $0              $0       ($53,669)
------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                          $62,794             $0              $0        $62,794
------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT.  LIST)              $0             $0                             $0
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT.  LIST)             $0             $0                             $0
------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                               $0             $0                             $0
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                   $3,743             $0                         $3,743
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                              $28,291             $0                        $28,291
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
22.   NET  OTHER INCOME & EXPENSES              $32,034             $0              $0        $32,034
------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                              $0             $0                             $0
------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                              $0             $0                             $0
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                  $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                     $0             $0                             $0
------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                         $30,760             $0              $0        $30,760
------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-3

CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96

----------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                            MONTH            MONTH           MONTH           QUARTER
                                        --------------------------------------------------
DISBURSEMENTS                              July 2000                                           TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING  OF  MONTH                $25,072              $0                          $25,072
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0              $0                               $0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                $2,731              $0                           $2,731
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                    $2,731              $0               $0          $2,731
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0              $0                               $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0              $0                               $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                    $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                              $2,731              $0               $0          $2,731
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                       $27,803              $0               $0         $27,803
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                              $0              $0                               $0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID               $1,823              $0                           $1,823
----------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                  $11,530              $0                          $11,530
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                   $3,537              $0                           $3,537
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0              $0                               $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $0              $0                               $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                          $0              $0                               $0
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0              $0                               $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                           $0              $0                               $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                      $946              $0                             $946
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                         $2,604              $0                           $2,604
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS              $20,440              $0               $0         $20,440
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0              $0                               $0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                             $500              $0                             $500
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                 $500              $0               $0            $500
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                        $20,940              $0               $0         $20,940
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                             ($18,209)             $0               $0        ($18,209)
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                         $6,863              $0               $0          $6,863
----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-4

CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96

------------------------------------------------------------------------------------------------------------------
                                                                      MONTH           MONTH            MONTH
                                                    SCHEDULE     -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT         July 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                               $7,412
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                              $5,621
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                              $5,575
------------------------------------------------------------------------------------------------------------------
4.     91+                                                                  $815
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0         $19,423               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                    $1,581
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0         $17,842               $0              $0
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:    July 2000
                                                                                 ---------------------------------
------------------------------------------------------------------------------------------------------------------
                                     0-30            31-60            61-90            91+
TAXES PAYABLE                        DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                               $987               $0              $0               $0            $987
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                 $987               $0              $0               $0            $987
------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                  $1,056             $318              $0               $0          $1,374
------------------------------------------------------------------------------------------------------------------

------------------------------------------------
STATUS OF POSTPETITION TAXES                                              MONTH: July 2000
                                                                                 ---------------------------------
------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING         AMOUNT                           ENDING
                                                      TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                            LIABILITY*      0R ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                              $2,336            $474           $1,823            $987
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                $2,336            $474           $1,823            $987
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                        $2,336            $474           $1,823            $987
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-5

CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH:     June 2000
                                                            ---------------------------------------------------
--------------------------------------------
BANK RECONCILIATIONS
                                              Account #1       Account #2        Account #3
---------------------------------------------------------------------------------------------------------------
A.           BANK:                             Bank One        Mid-Cities
------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                  1586267807         4235800                            TOTAL
------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                   Operating    Operating - Closed 5/00
---------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                    $8,857                $0                           $8,857
---------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                  $0                $0                               $0
---------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                  $2,195                $0                           $2,195
---------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                           $0                $0                               $0
---------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                   $6,662                $0               $0          $6,662
---------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN                    5925        account closed
---------------------------------------------------------------------------------------------------------------

--------------------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------
                                                DATE OF          TYPE OF          PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE        INSTRUMENT          PRICE            VALUE
---------------------------------------------------------------------------------------------------------------
7.     N/A
---------------------------------------------------------------------------------------------------------------
8.     N/A
---------------------------------------------------------------------------------------------------------------
9.     N/A
---------------------------------------------------------------------------------------------------------------
10.    N/A
---------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                    $0              $0
---------------------------------------------------------------------------------------------------------------

--------------------------------------------
CASH
---------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                   $201
---------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                        $6,863
---------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-6

CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH:    July 2000

------------------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------
                             INSIDERS
--------------------------------------------------------------------
                           TYPE OF         AMOUNT      TOTAL PAID
              NAME         PAYMENT          PAID         TO DATE
--------------------------------------------------------------------
1.   Mary Phillips     Salary                 $12,500       $37,500
--------------------------------------------------------------------
2.
--------------------------------------------------------------------
3.
--------------------------------------------------------------------
4.
--------------------------------------------------------------------
5.
--------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                              $12,500       $37,500
--------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                         PROFESSIONALS
------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                 TOTAL
                       ORDER AUTHORIZING   AMOUNT        AMOUNT      TOTAL PAID     INCURRED
          NAME             PAYMENT        APPROVED        PAID         TO DATE     & UNPAID *
------------------------------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                              $0            $0            $0            $0
------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        SCHEDULED      AMOUNTS
                                         MONTHLY        PAID          TOTAL
                                        PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------
6.   TOTAL                                       $0            $0            $0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL  BASIS-7

CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96

                                                                       MONTH:  July 2000
                                                                              -------------------------

------------------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                      X
-------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                X
-------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                          X
-------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                    X
-------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                    X
-------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                              X
-------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                 X
-------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                          X
-------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                X
-------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                               X
-------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                         X
-------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                           X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------



------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
-------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
-------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                    INSTALLMENT  PAYMENTS
-------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                PAYMENT AMOUNT
            POLICY                    CARRIER             PERIOD COVERED            & FREQUENCY
-------------------------------------------------------------------------------------------------------
Property Insurance      CAN Transcontinental Ins. Co.    9/11/99 - 9/11/00      $ 1,603.00    Annual
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
-------------------------------------------------------------------------------------------------------

CASE NAME: LONGHORN SOLUTIONS, INC.                    FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42147-BJH-11                                ACCRUAL BASIS

                                             MONTH:         July 2000
                                                     -------------------------

 ACCRUAL BASIS         LINE
  FORM NUMBER         NUMBER               FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------
       3                12     All payroll is paid out of Kitty Hawk Aircargo,
                        13 Inc. (Case #400-42142) and allocated to the Company. Related payroll taxes are disbursed out of and reported at KH Aircargo.
------------------------------------------------------------------------------
       6                       All Professional fees related to the
                                 Reorganization of the Company are disbursed
                                 out of Kitty Hawk, Inc. (Parent Company).
                                 Refer to Case # 400-42141
------------------------------------------------------------------------------
       7                       All other insurance plans related to the
                                 Company are carried at Kitty Hawk, Inc.
                                 (Parent Company). Refer to Case # 400-42141.
------------------------------------------------------------------------------

CASE NAME: LONGHORN SOLUTIONS, INC.

CASE NUMBER: 400-42147-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                    July 2000


8.   OTHER (ATTACH LIST)                                 $ 549,783 Reported
                                            -----------------------
        Intercompany Receivables                           510,118
        Deferred Taxes                                      36,717
        Security Deposit                                     2,948
                                            -----------------------
                                                           549,783 Detail
                                            -----------------------
                                                                 - Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                         $2,807,971 Reported
                                            -----------------------
        Software knowledge                               3,397,989
        Accum Amortization                                (590,018)
                                            -----------------------
                                                         2,807,971 Detail
                                            -----------------------
                                                                 - Difference

27.  OTHER (ATTACH LIST)                               $ 1,231,717 Reported
                                            -----------------------
        Accrued income taxes                               (71,204)
        Deffered Revenue                                     6,000
        Deferred income tax expense                      1,296,921
                                            -----------------------
                                                         1,231,717 Detail
                                            -----------------------
                                                                 - Difference

ACCRUAL BASIS-3


25.  OTHER (ATTACH LIST)                                     2,604 Reported
                                            -----------------------
        Hardware                                               642
        Hardware Maintenance                                   349
        Equipment repair                                       332
        Internet                                               427
        Misc                                                    44
        Janitorial                                             617
        PC Mileage                                              85
        Postage & Delivery                                     108
                                            -----------------------
                                                             2,604 Detail
                                            -----------------------
                                                                 - Difference